Transfer of Financial Assets, Assets Pledged and Received as Collateral - Information on the Asset Types and the Associated Transactions (Detail: Text Values) - EUR (€) € in Millions	Dec. 31, 2025	Dec. 31, 2024
Loans where associated liability is recourse only to transferred assets
Other Traded Loans where associated liability is recourse only to transferred assets, Carrying value and Fair Value	€ 0	€ 0
Net position of associated liabilities	0	€ 0
Securitized loans (in EUR bn)	€ 7,000